UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 23, 2006
(Date of earliest event reported)

IMAGE SENSING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-26056

Minnesota	41-1519168
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

500 Spruce Tree Centre
1600 University Avenue West
St. Paul, Minnesota 55104

(Address of principal executive offices, including zip code)

(651) 603-7700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

4833-9575-5008/1

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2006, Image Sensing Systems, Inc. (the “Company”) and Arthur Bourgeois entered into an employment agreement (the “Employment Agreement”). The Employment Agreement provides that Mr. Bourgeois will serve as the Company’s Chief Financial Officer from January 1, 2006 through December 28, 2006 (the “Employment Term”) and will perform the responsibilities outlined in the Employment Agreement.

Pursuant to the Employment Agreement, Mr. Bourgeois agreed to work a minimum of 1200 hours and a maximum of 1500 hours during the Employment Term in exchange for a salary of $132,000. In addition, the Employment Agreement provides that Mr. Bourgeois will be paid $100 for each hour he works during the Employment Term in excess of 1500 hours. In consideration of the $132,000, Mr. Bourgeois agreed to forfeit accrued vacation, Company bonuses and health and medical benefits.

In the event Mr. Bourgeois’s employment is terminated by the Company without cause, the Employment Agreement provides that Mr. Bourgeois will be entitled to receive three months severance pay. The Company also agreed to pay Mr. Bourgeois six months salary in the event that over 50% of the Company’s common stock changes hands, substantially all of the assets of the Company are sold or the Board of Directors of the Company, in its sole and absolute discretion, determines that there has been a sufficient change in stock ownership of the Company to constitute a change in control of the Company.

The Employment Agreement supersedes Mr. Bourgeois’s Consulting Agreement with the Company dated May 7, 2002 as well as the Addendum to such Consulting Agreement dated September 11, 2003.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which was filed as Exhibit 10.21 to the Company’s Form 10-KSB for the fiscal year ended December 31, 2005 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Employment Agreement between the Company and Arthur Bourgeois dated March 23, 2006 (incorporated by reference to Exhibit 10.21 to the Company’s Form 10-KSB for the fiscal year ended December 31, 2005).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE SENSING SYSTEMS, INC.
By:	/s/ James Murdakes
James Murdakes Chief Executive Officer

Date:  March 28, 2006

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EXHIBIT INDEX

Exhibit Number	Description
10.1

Employment Agreement between the Company and Arthur Bourgeois dated March 23, 2006 (incorporated by reference to Exhibit 10.21 to the Company’s Form 10-KSB for the fiscal year ended December 31, 2005).

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